UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

Commission File Number 001-39223

Sadot Group Inc.

(Exact name of small business issuer as specified in its charter)

Muscle Maker Inc.

(Former Name, if changed since last report)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1751 River Run, Suite 200, Fort Worth, Texas 76107

(Address of principal executive offices)

(832) 604-9568

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 7.01 Regulation FD Disclosure.

Effective July 27, 2023, Muscle Maker Inc. (the “Company”) will change its name to Sadot Group Inc. The name change will be made in accordance with Section 92A.180 of the Nevada Revised Statutes by merging a wholly-owned subsidiary of the Company with and into the Company, with the Company being the surviving corporation in the merger. The Company effectuated the merger by filing Articles of Merger with the Secretary of State of the State of Nevada. In connection with the merger, the Company will amend Article I of its Articles of Incorporation to change the Company’s corporate name to Sadot Group Inc. With the exception of the name change, there will be no other changes to the Company’s Articles of Incorporation. A copy of the Articles of Merger as filed with the Secretary of State of the State of Nevada is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Additionally, as of the opening of trading on July 27, 2023, the ticker symbol of the Company’s common stock on The Nasdaq Capital Market will be “SDOT” and the CUSIP number of the Company’s common stock (627333107) will remain unchanged. The Company’s name and ticker symbol change do not affect the rights of the Company’s security holders, creditors, customers or suppliers. Following the name change, any stock certificates that reflect the Company’s prior name, if any, will continue to be valid.

On July 26, 2023, the Company issued a press release announcing the name and symbol change and certain unaudited preliminary revenue results for the month of June 2023 for Sadot LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Articles of Merger, dated July 21, 2023
99.1	Press Release dated July 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sadot Group Inc.

	By:	/s/ Michael Roper
	Name:	Michael Roper
	Title:	Chief Executive Officer

Date: July 26, 2023